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                                                                    EXHIBIT 10.4

                          NON-CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT (the "Agreement"), is made as of May 1, 2000, by and among the undersigned (including their respective partners, members, officers, employees and agents) and any other persons who agree to be bound by the terms and conditions of this Agreement by signing a copy hereof (each a "Party" and collectively, the "Parties").

     WHEREAS, Pulitzer Inc. and Pulitzer Technologies, Inc. (collectively, the "Pulitzer Parties") and The Herald Company, Inc.( "Herald" and, together with Pulitzer Parties, the "Permittees") have investigated the possibility of entering into a transaction involving their respective interests in the assets and operations of the St. Louis Post-Dispatch and certain related businesses (the "Transaction");

     WHEREAS, the other Parties to this Agreement (collectively, the "Permitters")serve as advisors to either the Pulitzer Parties or Herald in connection with, or otherwise have participated in the planning, negotiation, organization or management of the proposed Transaction;

     WHEREAS, the Parties hereto desire this Agreement to be an agreement described in Section 301.6111-2T(c)(2) of the Treasury Regulations authorizing relevant persons to make certain disclosures, and

     WHEREAS, all of the Parties desire to confirm their understanding regarding the right of each Party to disclose information regarding the proposed Transaction;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereby agree as follows:

     1. Authorization of Disclosure. Subject to the applicable provisions of federal, state and other securities laws which may restrict or limit the disclosure of material non-public information, and subject to Section 6.1 of the Operating Agreement of St. Louis Post-Dispatch LLC, each of the Parties hereby confirms that it has granted to each Permittee permission to disclose the structure and tax aspects of the Transaction to any and all persons, without limitation of any kind.

     2. Representations and Covenants.


         (a) Each Party (other than the Permittees) hereby represents that, subject to (1) the applicable provisions of federal, state and other securities laws which may restrict or limit the disclosure of material non-public information, and (2) professional canons and rules limiting the disclosure of client confidences and client secrets without client consent, (i) such Party does not have any express or implied understanding or agreement with or for the benefit of any other


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person which would render the Transaction "confidential" within the meaning of
Section 301.6111-2T(c) of the Treasury Regulations and (ii) prior to the date hereof, such Party was not aware of any express or implied understanding or agreement with or for the benefit of any other person which would render the Transaction "confidential" within the meaning of Section 301.6111-2T(c) of the Treasury Regulations.

     (b) Each Party (other than the Permittees) covenants that, subject to (1) the applicable provisions of federal, state and other securities laws which may restrict or limit the disclosure of material non-public information, (2) any other law, or order, judgment, or decree of any court or government agency that may limit the disclosure of information, and (3) professional canons and rules limiting the disclosure of client confidences and client secrets without client consent such Party will not enter into any express or implied understanding or agreement with or for the benefit of any other person which would render the Transaction "confidential" within the meaning of Section 301.6111-2T(c) of the Treasury Regulations.

     3. Additional Parties. Each Party agrees that prior to the participation (within the meaning of the Treasury Regulations under Section 6111 of the Internal Revenue Code of 1986, as amended (the "Code")) in the Transaction of any person who is not a Party, directly or indirectly, such person shall be required to execute a copy of this Agreement as a condition to such Person's participation in the Transaction.

     4. Privilege. Each Permittee acknowledges that (1) certain information regarding the Transaction is "secret" information but is not a "confidential" information that is subject to the attorney-client privilege or the privilege for confidential tax advice under Section 7525(a) of the Code, (2) if such Permittee did not execute this Non-Confidentiality Agreement, such Permittee's legal advisors would be obligated by professional rules and canons not to disclose such "secret" information, and (3) by executing this Non-Confidentiality Agreement, such Permittee hereby waives its rights to limit the disclosure of such "secret information" in respect of any information for which such waiver would be required to permit this Agreement to be an agreement described in Section 301.6111-2T(c)(2) of the Treasury Regulations. Notwithstanding anything to the contrary, this Agreement does not, and is not intended to, waive any Party's rights under the attorney-client privilege or the privilege for confidential tax advice under Section 7525(a) of the Code.

     5. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice of law provision or rule.

     6. Amendment. This Agreement may be amended only with the written consent of each of the Parties.

     7. Counterparts; parties. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same


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Agreement. The agreement shall be effective among all parties who may from time to time execute the agreement, regardless of whether (x) any other parties named herein execute this Agreement or (y) any additional parties execute this Agreement.

     8. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.



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     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.


                                   PULITZER INC.


                                   By: /s/ Ronald H. Ridgway
                                       --------------------------------------
                                       Name: Ronald H. Ridgway
                                       Title: Senior Vice President - Finance

                                   THE HERALD COMPANY, INC.


                                   By: /s/ S.I. Newhouse, Jr.
                                       --------------------------------------
                                       Name: S.I. Newhouse, Jr.
                                       Title: Vice President


                                   DELOITTE &TOUCHE LLP


                                   By: /s/ Donald B. Poling
                                       --------------------------------------
                                       Name: Donald B. Poling
                                       Title: Partner


                                   FULBRIGHT & JAWORSKI L.L.P.


                                   By: /s/ Richard A. Palmer
                                       --------------------------------------
                                       Name: Richard A. Palmer
                                       Title: Partner


                                   GOLDMAN, SACHS & CO.


                                   By:  /s/ GOLDMAN, SACHS & CO.
                                       --------------------------------------
                                       Name: Ivan Ross
                                       Title: Managing Director


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                                   HUNTLIEGH SECURITIES CORPORATION


                                   By: /s/ James M. Snowden, Jr.
                                       --------------------------------------
                                       Name: James M. Snowden, Jr.
                                       Title: Executive Vice President

                                   KING & BALLOW


                                   By: /s/ Richard C. Lowe
                                       --------------------------------------
                                       Name: Richard C. Lowe
                                       Title: Partner


                                   PAUL SCHERER & COMPANY LLP


                                   By:  /s/ Paul L. Newman
                                       --------------------------------------
                                       Name: Paul L. Newman
                                       Title: Partner


                                   SABIN, BERMANT & GOULD


                                   By:  /s/ Craig D. Holleman
                                       --------------------------------------
                                       Name: Craig D. Holleman
                                       Title: Partner


                                  Dow Lohnes & Albertson


                                   By:  /s/ J. Michael Hines
                                       --------------------------------------
                                       Name: J. Michael Hines
                                       Title: Member


                                   FRIED, FRANK,HARRIS, SHRIVER & JACOBSON

                                   By:  /s/ Stuart Z. Katz
                                       --------------------------------------
                                       Name: Stuart Z. Katz
                                       Title: Partner